WASHINGTON NATIONAL INSURANCE COMPANY

Annual Report
to Contract Owners

December 31, 2010

Separate Account 1 of Washington National Insurance Company

ANNUAL REPORT TO CONTRACT OWNERS
Table of Contents

December 31, 2010

Separate Account 1 of Washington National Insurance Company	Page
Statement of Assets and Liabilities as of December 31, 2010	1
Statement of Operations and Statement of Changes in Net Assets for the Year Ended December 31, 2010	2
Statement of Changes in Net Assets for the Year Ended December 31, 2009	3
Notes to Financial Statements	4
Report of Independent Registered Public Accounting Firm	7

SEPARATE ACCOUNT 1 OF WASHINGTON NATIONAL INSURANCE COMPANY

Statement of Assets and Liabilities

December 31, 2010

	SHARES	COST	VALUE

Assets:
Investments in portfolio shares, at net asset value (Note 2)
DWS Scudder Variable Series I, Class A:
Bond Portfolio	113,909.9	$722,306	$644,730
Capital Growth Portfolio	227,859.7	3,677,888	4,463,771
Growth and Income Portfolio	20,747.5	164,176	156,851
Money Market Portfolio	7,535.6	7,536	7,536

Net assets			$5,272,888

	UNITS	UNIT VALUE	TOTAL VALUE OF UNITS

Net assets attributable to:
Contract owners’ deferred annuity reserves:
DWS Scudder Variable Series I, Class A:
Bond Portfolio	168,909.1	$3.817023	$644,730
Capital Growth Portfolio	616,879.8	7.236047	4,463,771
Growth and Income Portfolio	101,111.1	1.551274	156,851
Money Market Portfolio	3,130.5	2.407268	7,536

Net assets			$5,272,888

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT 1 OF WASHINGTON NATIONAL INSURANCE COMPANY

Statement of Operations

For the Year Ended December 31, 2010

	DWS SCUDDER VARIABLE SERIES I, CLASS A

	BOND	CAPITAL GROWTH	GROWTH AND INCOME	MONEY MARKET	TOTAL

Investment income (loss):
Income and dividends from investments in portfolio shares	$30,590	$37,785	$2,459	$1	$70,835
Expenses:
Mortality and expense risk fees	8,300	48,305	1,735	109	58,449

Net investment income (loss)	22,290	(10,520)	724	(108)	12,386

Net realized losses on investments in portfolio shares:
Net realized losses on sales of investments in portfolio shares	(53,890)	(67,281)	(9,998)	—	(131,169)

Net realized losses on investments in portfolio shares	(53,890)	(67,281)	(9,998)	—	(131,169)

Net change in unrealized appreciation of investments in portfolio shares	71,824	677,715	28,341	—	777,880

Net increase (decrease) in net assets from operations	$40,224	$599,914	$19,067	$(108)	$659,097

Statement of Changes in Net Assets

For the Year Ended December 31, 2010

	DWS SCUDDER VARIABLE SERIES I, CLASS A

	BOND	CAPITAL GROWTH	GROWTH AND INCOME	MONEY MARKET	TOTAL

Changes from operations:
Net investment income (loss)	$22,290	$(10,520)	$724	$(108)	$12,386
Net realized losses on investments in portfolio shares	(53,890)	(67,281)	(9,998)	—	(131,169)
Net change in unrealized appreciation of investments in portfolio shares	71,824	677,715	28,341	—	777,880

Net increase (decrease) in net assets from operations	40,224	599,914	19,067	(108)	659,097

Changes from contract owners’ transactions:
Contract purchase payments	4,302	59,583	—	—	63,885
Contract redemptions	(239,046)	(737,497)	(31,317)	(7,344)	(1,015,204)
Transfers	—	(1,337)	—	—	(1,337)

Net decrease in net assets from contract owners’ transactions	(234,744)	(679,251)	(31,317)	(7,344)	(952,656)

Net decrease in net assets	(194,520)	(79,337)	(12,250)	(7,452)	(293,559)

Net assets, beginning of year	839,250	4,543,108	169,101	14,988	5,566,447

Net assets, end of year	$644,730	$4,463,771	$156,851	$7,536	$5,272,888

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT 1 OF WASHINGTON NATIONAL INSURANCE COMPANY

Statement of Changes in Net Assets

For the Year Ended December 31, 2009

	DWS SCUDDER VARIABLE SERIES I, CLASS A

	BOND	CAPITAL GROWTH	GROWTH AND INCOME	MONEY MARKET	TOTAL

Changes from operations:
Net investment income (loss)	$92,926	$11,953	$2,794	$(125)	$107,548
Net realized losses on investments in portfolio shares	(133,288)	(987,138)	(59,118)	—	(1,179,544)
Net change in unrealized appreciation of investments in portfolio shares	145,749	2,280,971	136,875	—	2,563,595

Net increase (decrease) in net assets from operations	105,387	1,305,786	80,551	(125)	1,491,599

Changes from contract owners’ transactions:
Contract purchase payments	2,397	29,292	583	—	32,272
Contract redemptions	(536,087)	(2,689,720)	(177,014)	(19)	(3,402,840)
Transfers	(30,773)	(25,038)	—	—	(55,811)

Net decrease in net assets from contract owners’ transactions	(564,463)	(2,685,466)	(176,431)	(19)	(3,426,379)

Net decrease in net assets	(459,076)	(1,379,680)	(95,880)	(144)	(1,934,780)

Net assets, beginning of year	1,298,326	5,922,788	264,981	15,132	7,501,227

Net assets, end of year	$839,250	$4,543,108	$169,101	$14,988	$5,566,447

Unit Progression

For the Year Ended December 31, 2010

	DWS SCUDDER VARIABLE SERIES I, CLASS A

	BOND	CAPITAL GROWTH	GROWTH AND INCOME	MONEY MARKET

Number of units, beginning of year	232,075.2	724,235.6	123,252.3	6,154.6
Units purchased	1,175.9	9,256.3	—	—
Units redeemed	(64,342.0)	(116,612.1)	(22,141.2)	(3,024.1)

Number of units, end of year	168,909.1	616,879.8	101,111.1	3,130.5

For the Year Ended December 31, 2009

	DWS SCUDDER VARIABLE SERIES I, CLASS A

	BOND	CAPITAL GROWTH	GROWTH AND INCOME	MONEY MARKET

Number of units, beginning of year	390,576.5	1,183,972.5	256,081.2	6,162.3
Units purchased	711.3	6,257.2	701.0	—
Units redeemed	(159,212.6)	(465,994.1)	(133,529.9)	(7.7)

Number of units, end of year	232,075.2	724,235.6	123,252.3	6,154.6

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT 1 OF WASHINGTON NATIONAL INSURANCE COMPANY
Notes to Financial Statements

December 31, 2010

(1)	GENERAL

          The Separate Account 1 of Washington National Insurance Company (the “Account”) was established in 1982 as a segregated investment account for individual annuity contracts which are registered under the Securities Act of 1933. The Account is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a unit investment trust. The Account was originally registered with the U.S. Securities and Exchange Commission as a diversified open-end management investment company under the Act. Effective July 1, 1996, the Account was restructured into a single unit investment trust which invests solely in shares of the portfolios of DWS Scudder Variable Series I Class A (the “Fund”), a diversified open-end management investment company. The investment options available are the Bond, Capital Growth, Growth and Income and Money Market portfolios of the Fund.

          The operations of the Account are included in the operations of Washington National Insurance Company (the “Company”). The Company is an indirect wholly owned subsidiary of CNO Financial Group, Inc., a Delaware corporation (“CNO”, formerly known as Conseco, Inc. prior to its name change in May 2010). CNO is a publicly held specialized financial services holding company listed on the New York Stock Exchange.

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION, TRANSACTIONS, AND INCOME

          Investments in portfolio shares are valued using the net asset value of the respective portfolios of the DWS Scudder Variable Series I Class A at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed). Distributions from income from underlying funds, if any, are recorded as dividend income on the ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. The Account does not hold any investments which are restricted as to resale.

          Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract’s pro rata share of the assets of the Account as of the beginning of the valuation date.

FEDERAL INCOME TAXES

          No provision for federal income taxes has been made in the accompanying financial statements because the operations of the Account are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and net realized gains (losses) are retained in the Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

          The Account follows authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which require the Account to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax benefits recognized in the financial statements are measured by the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. If a tax position does not meet the more likely than not threshold, the tax benefit is not recorded in the financial statements.

          The Account has evaluated its tax positions and has concluded that no unrecognized tax benefits should be recognized in the Account’s financial statements related to CNO’s open tax years (2006 to the current year). The Account is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next twelve months.

ANNUITY RESERVES

          Deferred annuity contract reserves are comprised of contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.

          Contracts in the payout period are transferred to the Company’s general account, and the mortality risk is fully borne by the Company.

(3)	PURCHASES AND SALES OF INVESTMENTS IN PORTFOLIO SHARES

           The aggregate cost of purchases of investments in portfolio shares for the year ended December 31, 2010 was $134,719 as shown in the table below.

PURCHASES	2010

SCUDDER VARIABLE SERIES I
Bond	$34,892
Capital Growth	97,367
Growth and Income	2,459
Money Market	1

Total	$134,719

          The aggregate proceeds from sales of investments in portfolio shares for the year ended December 31, 2010 was $1,074,989 as shown in the table below.

SALES	2010

SCUDDER VARIABLE SERIES I
Bond	$247,346
Capital Growth	787,138
Growth and Income	33,052
Money Market	7,453

Total	$1,074,989

(4)	DEDUCTIONS AND EXPENSES

          Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts.

          The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.

          The expense risk assumed by the Company is the risk that the deductions for financial accounting services may prove insufficient to cover the actual expenses.

          The Company deducts daily from the Account an annuity rate guarantee charge, which is equal on an annual basis to 0.80 percent of

SEPARATE ACCOUNT 1 OF WASHINGTON NATIONAL INSURANCE COMPANY
Notes to Financial Statements—Continued

December 31, 2010

the daily average value of the total investments of the Fund, for assuming the mortality risks. These fees totaled $40,660 for the year ended December 31, 2010.

          The Company deducts daily from the Account a financial accounting charge, which is equal on an annual basis to 0.35 percent of the daily average value of the total investments of the Fund, for assuming the expense risk. These fees are included in the mortality and expense risk fees in the Statement of Operations. These fees totaled $17,789 for the year ended December 31, 2010.

          An annual contract administrative charge of $30 is deducted from the accumulated value of each contract on the contract anniversary or on the date of surrender if it occurs between contract anniversaries. As of December 1, 2009, this fee increased to $100. This fee does not apply to contracts for individual retirement accounts, or to contracts which at the end of any contract anniversary have received at least $1,200 of payments and in which the accumulated value is at least $20,000. These fees are included in the contract redemptions in the Statements of Changes in Net Assets. These fees were $3,735 and $2,476 for the years ended December 31, 2010 and 2009, respectively.

          The Company deducts a contingent deferred sales charge of 6 percent on any amounts withdrawn which are in excess of 10 percent of the contract’s accumulated value on the date of the first withdrawal during the respective year, except that no such charge is made for withdrawals of purchase payments received 72 months prior to the date of withdrawal and no such charge is made if the withdrawal amount is applied to a settlement option after the contract has been in force for five years or if the contract contains life contingencies. These fees were $3,964 and $6,611 for the years ended December 31, 2010 and 2009, respectively. These fees are recorded as contract redemptions in the accompanying Statements of Changes in Net Assets.

(5)	FINANCIAL HIGHLIGHTS

          The total return is defined as the percentage change of unit values from the beginning of the period to the end of the period. The investment income ratio is the ratio of income (including dividends from investments in portfolio shares, but excluding capital gain distributions from investments in portfolio shares) to the average daily net assets.

		NET ASSETS		TOTAL RETURN (1)	INVESTMENT INCOME RATIO (2)	EXPENSES AS % OF NET ASSETS (3)

	UNITS	UNIT VALUE	(000s)

Bond
December 31, 2010	168,909	$3.82	$645	5.55%	4.24%	1.150%
December 31, 2009	232,075	$3.62	$839	8.79%	8.72%	1.150%
December 31, 2008	390,577	$3.32	$1,298	-17.74%	5.87%	1.150%
December 31, 2007	498,356	$4.04	$2,014	2.97%	4.84%	1.150%
December 31, 2006	566,455	$3.92	$2,223	3.50%	3.91%	1.150%
Capital Growth
December 31, 2010	616,880	$7.24	$4,464	15.35%	0.90%	1.150%
December 31, 2009	724,236	$6.27	$4,543	25.40%	1.35%	1.150%
December 31, 2008	1,183,973	$5.00	$5,923	-33.76%	1.07%	1.150%
December 31, 2007	1,473,202	$7.55	$11,126	11.28%	0.63%	1.150%
December 31, 2006	1,789,579	$6.79	$12,145	7.27%	0.56%	1.150%
Growth and Income
December 31, 2010	101,111	$1.55	$157	13.07%	1.63%	1.150%
December 31, 2009	123,252	$1.37	$169	32.59%	2.16%	1.150%
December 31, 2008	256,081	$1.03	$265	-39.03%	2.00%	1.150%
December 31, 2007	353,749	$1.70	$600	0.18%	1.22%	1.150%
December 31, 2006	395,622	$1.69	$670	12.31%	0.97%	1.150%
Money Market Portfolio
December 31, 2010	3,131	$2.41	$8	-1.15%	0.01%	1.150%
December 31, 2009	6,155	$2.44	$15	-0.83%	0.38%	1.150%
December 31, 2008	6,162	$2.46	$15	1.49%	2.52%	1.150%
December 31, 2007	6,205	$2.42	$15	3.79%	4.70%	1.150%
December 31, 2006	7,853	$2.33	$18	3.42%	4.36%	1.150%

(1)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

(2)

These amounts represent the dividends, excluding distributions of long-term and short-term capital gains, received by the Account from the Fund, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the Fund in which the Account invests.

(3)

These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

SEPARATE ACCOUNT 1 OF WASHINGTON NATIONAL INSURANCE COMPANY
Notes to Financial Statements—Continued

December 31, 2010

(6)	FAIR VALUE MEASUREMENTS

          Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date and, therefore, represents an exit price, not an entry price. There is a three-level hierarchy for valuing assets or liabilities at fair value based on whether inputs are observable or unobservable.

• Level 1-	includes assets valued using inputs that are quoted prices in active markets for identical assets.
• Level 2-

includes assets valued using inputs that are quoted prices for similar assets in an active market, quoted prices for identical or similar assets in a market that is not active, observable inputs, or observable inputs that can be corroborated by market data.

• Level 3-	includes assets valued using unobservable inputs that are used in model- based valuations that contain management assumptions.

          At each reporting date, the Account classifies assets into three input levels based on the lowest level of input that is significant to the measurement of fair value for each asset reported at fair value. The Account’s assessment of the significance of a particular input to the fair value measurement and the ultimate classification of each asset requires judgment.

          The following table presents the Accounts’ assets that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy. There were no transfers between Level 1 and Level 2 during 2010.

FAIR VALUE MEASUREMENTS USING

	TOTAL AS OF 12/31/2010	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

ASSETS:
Bond	$644,730	$644,730	$—	$—
Capital Growth	4,463,771	4,463,771	$—	$—
Growth and Income	156,851	156,851	$—	$—
Money Market	7,536	7,536	$—	$—

Mutual Funds
Total	$5,272,888	$5,272,888	$—	$—

(7)	COMMITMENTS AND CONTINGENCIES

          In the normal course of business, the Account may enter into contracts that contain a number of representations and warranties which may provide for general or specific indemnifications. The Account’s exposure under these contracts is not currently known as any such exposure would be based on future claims which could be made against the Account. There have been no such claims since the inception of the Account. Management does not anticipate any such claims and expects any risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Washington National Insurance Company and Contract Owners of Separate Account 1 of Washington National Insurance Company

          In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Separate Account 1 of Washington National Insurance Company (the “Account”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio shares owned at December 31, 2010 by correspondence with the underlying investment fund’s transfer agent, provide a reasonable basis for our opinion.

Indianapolis, Indiana
February 23, 2011

Separate Account 1 of
Washington National Insurance Company
SPONSOR
Washington National Insurance Company – Carmel, Indiana.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP – Indianapolis, Indiana.

Washington National Insurance Company is an indirect wholly owned subsidiary of CNO Financial Group, Inc., a financial services organization headquartered in Carmel, Indiana. CNO Financial Group, Inc., through its subsidiary companies, is one of middle America’s leading sources for insurance, investment and lending products, helping 13 million customers step up to a better, more secure future.

WASHINGTON NATIONAL INSURANCE COMPANY
11825 North Pennsylvania Street
Carmel, Indiana 46032

© 2010 Washington National Insurance Company

www.cnoinc.com